Exhibit 99.7



                                                                 EXECUTION COPY
                                                                 --------------










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               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                     among

                        GOLDMAN SACHS MORTGAGE COMPANY,
                                  as Assignor

                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignee

                                      and

                         SAXON MORTGAGE SERVICES, INC.
                                  as Servicer

                                  Dated as of

                               February 6, 2006





===============================================================================

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

         ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment Agreement") made this 6th day of February, 2006, among Saxon Mortgage Services, Inc., (the "Servicer"), GS Mortgage Securities Corp.9, as assignee (the "Assignee") and Goldman Sachs Mortgage Company, as assignor (the "Assignor").

         WHEREAS, the Assignor and the Servicer have entered into the Flow Servicing Rights Purchase and Servicing Agreement, dated as of December 19, 2005 (the "Servicing Agreement"), pursuant to which the Assignor sold to the Servicer all right, title and interest in and to, and all economic benefit derived from, the servicing rights related to certain mortgage to be purchased by the Assignor from time to time;

         WHEREAS, the Assignor and Ameriquest Mortgage Company ("Ameriquest") have entered into the Amended and Restated Flow Mortgage Loan Purchase and Warranties Agreement, dated as of June 1, 2005 (the "Sale Agreement"), pursuant to which Ameriquest sold to the Assignor certain mortgage loans on a servicing released basis listed on the mortgage loan schedule attached as an exhibit to the Trust Agreement (as defined below);

         WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain of the mortgage loans (the "Mortgage Loans"), which are subject to the provisions of the Sale Agreement and are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the "Mortgage Loan Schedule");

         WHEREAS, the Servicer regularly services residential mortgage loans and has agreed to service the Mortgage Loans pursuant to the terms of the Servicing Agreement; and

         WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of January 1, 2006 (the "Trust Agreement"), among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company, as trustee (in such capacity, the "Trustee"), and as custodian (in such capacity, the "Custodian") and Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer"), and as securities administrator (in such capacity, the "Securities Administrator"), the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee's rights under the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder).

         NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Assignment and Assumption.

         (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the Mortgage Loans and the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder), and the Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans, from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

         (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the date of the Servicing Agreement.

         (c) The Servicer and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

         2. Modification of the Servicing Agreement. Only in so far as it relates to the Mortgage Loans, the Servicer and the Assignor hereby amend the Servicing Agreement as follows:

         (a) a new defined term "Annual Statement of Compliance" will be added to Article I after the term "Annual Independent Public Accountant's Servicing Report" as follows:

         "Annual Statement of Compliance: A report prepared by a responsible officer of the Servicer detailing any exceptions to the Servicer's fulfillment of its obligations under this Agreement."

         (b) the definition of "Determination Date" in Article I of the shall be amended by deleting the definition in its entirety and replacing it with the following:

         "Determination Date. The fifteenth (15th) day of any month, or if such fifteenth (15th) day is not a Business Day, the immediately preceding Business Day."

         (c) the definition of "Due Period" in Article I of the shall be amended by deleting the definition in its entirety and replacing it with the following:

         "Due Period. With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Determination Date and ending in the first day of the month in which such Determination Date occurs."

         (d) a new defined term "Monthly Advances" will be added to Article I after the term "Loan-to-Value Ratio" as follows:

         "Monthly Advances. The portion of each Monthly Payment that is delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Servicer pursuant to Section
3.03 on the Business Day immediately preceding the Remittance Date of the related month."

         (e) a new defined term "Principal Prepayment Interest Excess" will be added to Article I after the term "Principal Prepayment" as follows:


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



         Principal Prepayment Interest Excess: Amounts in respect of interest paid on Principal Prepayments received during that portion of a Prepayment Period from the related Due Date to the end of the Prepayment Period.

         (f) the definition of "Principal Prepayment Period" in Article I of the shall be amended by deleting the definition in its entirety and replacing it with the following:

         Principal Prepayment Period: With respect to any Distribution Date,
(A) the period commencing on the 16th day of the month preceding the month in which the Distribution Date occurs (or in the case of the first Distribution Date, January 1, 2006) and ending on the 15th day of the month in which such Distribution Date occurs, for purposes of prepayments in full; and (B) the calendar month immediately preceding the month in which the Distribution Date occurs, for any other purpose.

         (g) the definition of "Remittance Date" in Article I of the shall be amended by deleting the definition in its entirety and replacing it with the following:

         "Remittance Date. With respect to each Mortgage Loan: the twenty-fourth (24th) day of any month, beginning with the twenty-fourth (24th) day of the month next following the month in which the related Cut-off Date occurs, or if such twenty-fourth (24th) day is not a Business Day, the immediately preceding Business Day, beginning in February 2006."

         (h) the definition of "Servicing Advances" shall be amended by adding the words "other than Monthly Advances" after the words "costs and expenses" in the second line of the definition.

         (i) Section 2.06 shall be amended as follows:

              i. clause (i) shall be amended by being deleted in its entirety and replaced with the following: "all payments on account of principal on the Mortgage Loans, including all Principal Prepayments (other than any Principal Prepayment Interest Excess which the Servicer is entitled to receive as additional servicing compensation);"

              ii.    "and" shall be deleted from the end of subsection (viii);

              iii. subsection (ix) shall be amended by deleting the "." at the end of subsection (ix) and replacing it with "; and"

              iv. a new subsection (x) shall be added to Section 2.06 immediately following subsection (ix) which shall be as follows:

         "(x) with respect to each Principal Prepayment including, for this purpose, the principal portion of Insurance Proceeds, Condemnation Proceeds, and Liquidation Proceeds an amount (to be paid by the Servicer out of its own funds, but not in excess of its aggregate Servicing Fee for the related Due Period) which, when added to all amounts allocable to interest received in connection with the Principal Prepayment, equals one month's interest on the amount of principal so prepaid at the Mortgage Loan Remittance Rate."


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


         (j) Section 2.07 shall be amended as follows:

              i.     "and" shall be deleted from the end of subsection (viii);

              ii. subsection (ix) shall be amended by deleting the "." at the end of subsection (ix) and replacing it with "; and"

              iii. a new subsection (x) shall be added to Section 2.07 immediately following subsection (ix) which shall be as follows:

         "(x) to reimburse itself for Monthly Advances of the Servicer's funds made pursuant to Section 3.03, the Servicer's right to reimburse itself pursuant to this subclause (x) being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, including amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of Purchaser."

         (k) Section 2.17, paragraph three, shall be deleted in its entirety and replaced with the following paragraph:

         "The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Servicer determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property; provided however, that the Servicer agrees not to sell or dispose of any such Mortgage Loan to a person who acquires such Mortgage Loan using a purchase money mortgage. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Purchaser as to the progress being made in selling such REO Property, and provided further, that if the Servicer is unable to sell such REO Property within three years of acquisition, the Servicer shall obtain an extension from the Internal Revenue Service."

         (l) Section 3.01 shall be amended by deleting the second sentence in the second paragraph and replacing it with the following:

         "Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive."

         (m) Section 3.03 shall be amended by deleting it in its entirety and replacing it with the following:

         "On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution, an amount equal to all Monthly Payments (with interest adjusted to the Mortgage


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

Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the Determination Date immediately preceding such Remittance Date or which were deferred pursuant to Section 4.01. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit into the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Purchaser required to be made on such Remittance Date. Notwithstanding the foregoing, the Servicer shall not be permitted to make any advances from amounts held for future distribution, and instead shall be required to make all advances from its own funds, unless the Servicer, its parent, or their respective successors hereunder shall have a long term credit rating of at least "A" by Fitch, Inc., or the equivalent rating of another Rating Agency. The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan or REO Property; provided, however, that such obligation shall cease if the Servicer determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are non recoverable by the Servicer from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, or otherwise with respect to a particular Mortgage Loan. In the event that the Servicer determines that any such advances are non recoverable, the Servicer shall provide the Purchaser with a certificate signed by two officers of the Servicer evidencing such determination.

         (n) Section 4.04 shall be amended by adding the words "March 15 of each year, starting in" after the words "on or before" in the second line of the sentence.

         (o) Section 4.05 shall be amended by adding the words "March 15 of each year, starting in" after the words "On or before" in the first line of the sentence.

         (p) Section 6.01(b) shall be amended by deleting the second sentence in the second paragraph and replacing it with the following:

         "Any such notice of removal shall be in writing and delivered to the Servicer by registered mail prior to the effective date of removal."

         (q) Section 15.04 shall be amended by changing "March 1" in the first sentence to "March 15".

         (r) Section 15.05 shall be amended by deleting the words "March 1" in clause (a) and replacing it with "March 15".

         (s) a new section, Section 16, will be added immediately following
Section 15.07 which shall read as follows:

         "Section 16 Third-Party Beneficiary.

         Wells Fargo Bank, N.A. as master servicer and securities administrator under the Master Servicing and Trust Agreement, dated as of January 1, 2006, among GS Mortgage Securities Corp., Deutsche Bank National Trust Company and Wells Fargo Bank, N.A., shall be


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

considered a third-party beneficiary to this Agreement entitled to all of the rights and benefits accruing to it as if it were a direct party to this Agreement."

         (t) "Exhibit 12" will be amended by deleting it in its entirety and replacing it as set forth in Exhibit 3 of this Assignment Agreement.

         3. Accuracy of Servicing Agreement. The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement, (ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) except as provided in Section 2 above, the Servicing Agreement has not been amended or modified in any respect and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement. The Servicer, in its capacity as servicer under the Servicing Agreement, further represents and warrants that the representations and warranties contained in Article X and
Section 15.02 of the Servicing Agreement are true and correct as of the Transfer Date (as such term is defined in the Servicing Agreement).

         4. Recognition of Assignee. From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

         5. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

         (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement or this Assignment Agreement.

         (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement.

         (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         6. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:


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


         (a) Organization. The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement and this Assignment Agreement.

         (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

         (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

         (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

         (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

         7. Continuing Effect. Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with its respective terms.

         8. Governing Law.

         THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS THEREOF).


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


         EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS ASSIGNMENT AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF SUCH PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS ASSIGNMENT AGREEMENT.

         9. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

              (a)    in the case of the Servicer,

                     Saxon Mortgage Services, Inc
                     4718 Mercantile Dr. North
                     Fort Worth, TX 76137
                     Attention: David Dill, President

                     with a copy to:
                     Saxon Mortgage Services, Inc.
                     4860 Cox Road
                     Glen Allen, Virginia 23060
                     Attn: General Counsel

or such other address as may hereafter be furnished by the Servicer;

              (b)    in the case of the Assignee,

                     GS Mortgage Securities Corp.
                     85 Broad Street
                     New York, New York 10004
                     Attention:  Chris Gething
                     Tel.: (212) 902-1434
                     Fax:  (212) 256-5107

                     With a copy to:

                     GS Mortgage Securities Corp.
                     85 Broad Street
                     New York, New York  10004
                     Attention:  William Moliski
                     Tel.:   (212) 357-8721
                     Fax:  (212) 902-3000


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


or such other address as may hereafter be furnished by the Assignee, and

              (c)    in the case of the Assignor,

                     Goldman Sachs Mortgage Company
                     85 Broad Street
                     New York, New York 10004
                     Attention:  William Moliski
                     Tel.:  (212) 357-8721
                     Fax:  (212) 902-3000

or such other address as may hereafter be furnished by the Assignor.

         10. Counterparts. This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

         11. Definitions. Any capitalized term used but not defined in this Assignment Agreement has the meaning assigned thereto in the Servicing Agreement.

         12. Third Party Beneficiary. The parties agree that the Trustee is intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.



                           [SIGNATURE PAGE FOLLOWS]




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




         IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.


                                  GOLDMAN SACHS MORTGAGE
                                    COMPANY

                                  By:  Goldman Sachs Real Estate Funding
                                       Corp., its General Partner


                                  By:  /s/ Michelle Gill
                                       ---------------------------------
                                       Name: Michelle Gill
                                       Title: Vice President


                                  GS MORTGAGE SECURITIES CORP.


                                   By: /s/ Mark Weiss
                                       ---------------------------------
                                       Name: Mark Weiss
                                       Title: Managing Director


                                  SAXON MORTGAGE SERVICES, INC.

                                  By:  /s/ Stella F. Hess
                                       ---------------------------------
                                       Name: Stella F. Hess
                                       Title: EVP

                                   EXHIBIT 1

                            Mortgage Loan Schedule
                            ----------------------

                                   EXHIBIT 2

                              Servicing Agreement
                              -------------------

                                   EXHIBIT 3

                 Form of Exhibit 12 to the Servicing Agreement
                 ---------------------------------------------

                                  EXHIBIT 12

                         Form of Annual Certification

I, ______________________, Vice President of Saxon Mortgage Services, Inc., (the "Company"), certify to __________________, and its officers, directors, agents and affiliates (in its role as ____________, the "____________"), and with the knowledge and intent that they will rely upon this certification, that:

(i) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the Depositor and the Securities Administrator pursuant to the Agreement (collectively, the "Company Servicing Information");

(ii) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(iii) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Master Servicer;

(iv) I am responsible for reviewing the activities performed by the Company as a servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement; and

(v) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the Master Servicer. Any material instances of noncompliance described in such reports have been disclosed to the Master Servicer. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports

         IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.

                                    Dated:




                                     By:_________________________
                                     Name:
                                     Title